UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2023

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Alhambra Circle, Suite 435

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(305) 764-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth in greater detail in Item 5.07 below, at the 2023 Annual Meeting of Stockholders of AerSale Corporation (the “Company”) held on June 9, 2023 (the “Annual Meeting”), the stockholders of the Company approved the First Amendment (the “First Amendment”) to the AerSale Corporation 2020 Equity Incentive Plan (the “Plan”). The First Amendment amends the Plan to increase the number of shares of the Company’s common stock reserved and available for grant under the Plan by 2,000,000 shares.

For a summary of the principal provisions of the Plan, as amended by the First Amendment, see the section entitled “Proposal 2: Approval of First Amendment to 2020 Equity Incentive Plan” of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 28, 2023, which summary is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 9, 2023, at which a total of 48,400,321 shares of the Company’s common stock were present or represented by proxy, representing approximately 94.5% of the Company’s common stock outstanding as of April 20, 2023, the record date for the Annual Meeting.

Set forth below are the voting results for the proposals considered and voted upon by the Company’s stockholders at the Annual Meeting, each of which were more fully described in the Proxy Statement.

Item 1: To elect Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, Richard J. Townsend, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy as directors to serve until the Company’s 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

Nominee	For	Against	Abstain
Nicolas Finazzo	44,389,355	662,875	81,620
Robert B. Nichols	44,471,870	572,104	89,876
Jonathan Seiffer	42,416,504	2,627,672	89,674
Peter Nolan	43,180,747	1,863,428	89,675
Richard J. Townsend	44,441,834	602,140	89,876
General C. Robert Kehler	44,433,869	610,206	89,775
Lt. General Judith Fedder	45,021,475	22,700	89,675
Andrew Levy	45,026,841	18,837	88,172

Broker Non Votes – 3,266,471

Item 2: To approve the First Amendment to the AerSale Corporation 2020 Equity Incentive Plan.

For	Against	Abstain
44,583,883	369,985	179,982

Broker Non Votes – 3,266,471

Item 3: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
48,235,831	72,548	91,942

Broker Non Votes – none

Based on the foregoing votes, Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, Richard J. Townsend, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy were elected as directors, and Items 2 and 3 were approved and ratified, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: June 15, 2023	By:	/s/ James Fry
	Name:	James Fry
	Title:	Executive Vice President, General Counsel & Corporate Secretary